Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

10. Income Taxes

We have net operating loss and research and development tax credit carryforwards that may be used to reduce future taxable income and tax liabilities. Our deferred tax assets have been fully offset by a valuation allowance due to our cumulative losses.

H. Income Taxes

At December 31, 2010, we had net operating loss and research and development tax credit carryforwards of approximately $40,526,000 and $2,990,000, respectively, for income tax purposes. Such losses and credits may be used to reduce future taxable income and tax liabilities and will expire in 2030.

We have net operating loss carryforwards of approximately $7,626,000 (“Pre-Merger NOL”) that are limited for use under Section 382 of the Internal Revenue Code to an annual net operating loss carryforward of $464,000. The Pre-Merger NOL may be used to reduce future taxable income and tax liabilities and will expire at various dates between 2012 and 2026.

Significant components of our deferred tax assets are as follows (in thousands):

	December 31,
	2009	2010
Net operating loss carryforwards	$9,892	$13,779
Net operating loss carryforwards — Pre-Merger NOL	2,751	2,593
Research and development credit carryforwards	2,070	2,990
License fee	2,011	1,195
Compensation expense	2,432	2,715
Other	506	636

Total deferred tax assets	19,662	23,908
Valuation allowance for deferred tax assets	(19,662)	(23,908)

Net deferred tax assets	$—	$—

Because of our cumulative losses, the deferred tax assets have been fully offset by a valuation allowance. We have not paid income taxes for the three-year period ended December 31, 2010.

Income Taxes